SCUDDER INVESTMENT LOGO

                               IMPORTANT NEWS FOR

         SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on a proposed combination of your Fund into Scudder Massachusetts Tax Free Fund. This proposal is part of a larger effort to restructure the Scudder Family of Funds. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE COMBINATION?

A: The Board of your Fund is recommending that shareholders vote in favor of this proposal for the following reasons:

    - LOWER LONG-TERM EXPENSES. The combination of the two funds may result in REDUCED gross expenses for shareholders of your Fund over the long term (without giving effect to expense reimbursements and waivers).

    - GREATER PREDICTABILITY OF EXPENSES. As part of the proposal to combine funds, a new fixed administrative fee rate arrangement would be implemented. The arrangement protects shareholders from most administrative expense increases for a minimum of three years.

    - LARGER FUND. The combined fund would likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper Investments, the investment manager of each Fund, with greater investment flexibility and the ability to increase diversification through the purchase of portfolio issues.

    - TAX-FREE REORGANIZATION. It is a condition of the proposed combination that your Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q: WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND SCUDDER MASSACHUSETTS TAX FREE
    FUND?

A: Although the investment objectives, policies and restrictions of your Fund and Scudder Massachusetts Tax Free Fund are similar, there are some differences between the Funds. Both Funds are required to have a minimum of 80% of total assets invested in Massachusetts and other qualified municipal securities under normal market conditions, but the average duration of each Fund's portfolio is different. Your Fund intends to keep the average duration (a measure of sensitivity to interest rates) of its portfolio between one and five years and always invests in securities with maturities of ten years or less. Scudder Massachusetts Tax Free Fund intends to keep the duration of its portfolio similar to that of the Lehman Brothers Municipal Bond Index and may invest in municipal securities of all maturities. For the twelve months ended March 29, 2000, the duration of Scudder Massachusetts Tax Free Fund ranged between 6.3 and 7.5 years. By investing in bonds with longer durations, Scudder Massachusetts Tax Free Fund may be able to generate higher returns, but this may also result in somewhat greater volatility in the Fund's net asset value. Both Funds have the same portfolio managers and are managed in a substantially similar manner.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to vote on the election of Board members for your Fund. As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

    You are also being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposed combination is approved.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder Fund. The packet also contains a proxy card and a prospectus for the fund we are proposing to merge your Fund into.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

[/S/ EDMOND D. VILLANI]               [/S/ LIN COUGHLIN]

Edmond D. Villani                      Linda C. Coughlin
Chief Executive Officer                President
Scudder Kemper Investments, Inc.       Scudder State Tax Free Trust

                SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
                           --------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                          SCUDDER STATE TAX FREE TRUST

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Massachusetts Limited Term Tax Free Fund (the "Fund"), a series of Scudder State Tax Free Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13(th) Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust;
PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for the Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder Massachusetts Tax Free Fund in exchange for shares of the S Class of Scudder Massachusetts
             Tax Free Fund; and
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                 By Order of the Board,

                                 /s/ John Millette

                                 John Millette
                                 Secretary
April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION................................................    1

PROPOSAL 1: ELECTION OF TRUSTEES OF THE TRUST...............    3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................   14

             SYNOPSIS.......................................   14

             PRINCIPAL RISK FACTORS.........................   24

             THE PROPOSED TRANSACTION.......................   25

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF
  INDEPENDENT ACCOUNTANTS...................................   31

ADDITIONAL INFORMATION......................................   32

                           PROXY STATEMENT/PROSPECTUS

                                 APRIL 18, 2000

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND

                             (THE "ACQUIRED FUND"),

                              A SEPARATE SERIES OF

                   SCUDDER STATE TAX FREE TRUST (THE "TRUST")

                            TWO INTERNATIONAL PLACE

                        BOSTON, MASSACHUSETTS 02110-4103

                                 (800) 728-3337

                           --------------------------

 BY AND IN EXCHANGE FOR THE S CLASS OF SHARES OF BENEFICIAL INTEREST OF SCUDDER
  MASSACHUSETTS TAX FREE FUND (THE "ACQUIRING FUND"), A SEPARATE SERIES OF THE
                                     TRUST

                           --------------------------

INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal," collectively, the "Proposals"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the selection of the Acquired Fund's accountants.

    In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the S Class of the Acquiring Fund ("S Class Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of S
Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will

                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about July 31, 2000.

    Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager") and described in more detail below.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken by the Trust on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated August 1, 1999, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated August 1, 1999, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

    The Acquiring Fund's statement of additional information, dated August 1, 1999, as supplemented from time to time, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information dated April 18, 2000, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. Shareholder inquiries regarding either Fund may be made by calling (800) 728-3337. The information contained herein concerning the

Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. It is anticipated that existing Acquiring Fund shares will be redesignated as S Class Shares. (Please see "Description of the Securities to be Issued" below.)

    The Acquiring Fund and the Acquired Fund are non-diversified series of shares of beneficial interest of the Trust. The Trust is an open-end management investment company organized as a Massachusetts business trust.

    The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Trust and "Board" refers to the Board of Trustees of the Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 13, 2000, at Scudder Kemper's offices, 13(th) Floor, Two International Place, Boston, MA 02110-4103, at 3:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

                 PROPOSAL 1: ELECTION OF TRUSTEES OF THE TRUST

    At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as trustees or directors of all of the other AARP Funds (as defined below) and open-end, directly-distributed, no-load Scudder Funds.

    Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds.

Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board of the Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's

Graduate School of Education, and the Massachusetts Bar. Mr. Becton is a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is a Trustee of the Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the

American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977.
Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                     PRESENT OFFICE WITH THE TRUST;
                                   PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                  AND DIRECTORSHIPS
----------                       ---------------------------------------
Peter B. Freeman (67)..........  Trustee; Corporate Director and
                                 Trustee. Mr. Freeman serves on the
                                 boards of various other trusts or
                                 corporations whose funds are advised by
                                 Scudder Kemper.

George M. Lovejoy, Jr. (70)....  Trustee; President and Director, Fifty
                                 Associates (real estate corporation).
                                 Mr. Lovejoy serves on the boards of
                                 various other trusts or corporations
                                 whose funds are advised by Scudder
                                 Kemper.

                                     PRESENT OFFICE WITH THE TRUST;
                                   PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                  AND DIRECTORSHIPS
----------                       ---------------------------------------
Wesley W. Marple, Jr. (68).....  Trustee; Professor of Business
                                 Administration, Northeastern
                                 University, College of Business
                                 Administration. Mr. Marple serves on
                                 the boards of various other trusts or
                                 corporations whose funds are advised by
                                 Scudder Kemper.

Kathryn L. Quirk (47)*.........  Trustee, Vice President and Assistant
                                 Secretary; Managing Director of Scudder
                                 Kemper. Ms. Quirk serves on the boards
                                 of various other trusts or corporations
                                 whose funds are advised by Scudder
                                 Kemper.

------------------------

* Nominee or Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Trust.

    Appendix 1 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Trust, and by the nominees for election.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of each fund of the Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of the Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Trust has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the Trust, among other things, the scope of the audit and the internal controls of each series of the Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Trust.

    As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

ATTENDANCE

    As noted above, the Trustees conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Trust met eleven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees held during calendar year 1999. In addition, each Independent Trustee attended 100% of the total meetings of the Audit Committee and the Committee on Independent Trustees held during that period.

OFFICERS

    The following persons are officers of the Trust:

                               PRESENT OFFICE WITH THE TRUST; PRINCIPAL   YEAR FIRST BECAME
NAME (AGE)                           OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
----------                     ----------------------------------------   -----------------
Linda C. Coughlin (48).......  Trustee, President; Managing Director of
                               Scudder Kemper                                   2000

Kathryn L. Quirk (47)........  Trustee, Vice President and Assistant
                               Secretary; Managing Director of Scudder
                               Kemper                                           1997

Philip G. Condon (49)........  Vice President; Managing Director of
                               Scudder Kemper                                   1997

Eleanor R. Brennan (36)......  Vice President; Senior Vice President of
                               Scudder Kemper                                   1999

Ashton P. Goodfield (36).....  Vice President; Senior Vice President of
                               Scudder Kemper                                   1999

Frank J. Rachwalski, Jr.       Vice President; Managing Director of
(55).........................  Scudder Kemper                                 1999

                               PRESENT OFFICE WITH THE TRUST; PRINCIPAL   YEAR FIRST BECAME
NAME (AGE)                           OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
----------                     ----------------------------------------   -----------------
Rebecca Wilson (38)..........  Vice President; Vice President of
                               Scudder Kemper                                   1995

Ann M. McCreary (43).........  Vice President; Managing Director of
                               Scudder Kemper                                   1998

John Millette (37)...........  Vice President and Secretary; Vice
                               President of Scudder Kemper                      1999

John R. Hebble (41)..........  Treasurer; Senior Vice President of
                               Scudder Kemper                                   1998

Caroline Pearson (38)........  Assistant Secretary; Senior Vice
                               President of Scudder Kemper; Associate,
                               Dechert Price & Rhoads (law firm) 1989
                               to 1997                                          1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Trust pays each Independent Trustee an annual Trustee's fee for each series of the Trust plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Trust. Each Independent Trustee receives an annual Trustee's fee of $1,800 per fund if the fund's total net assets do not exceed $100 million and $3,600 per fund if the fund's total net assets exceed $100 million. The lead Trustee receives an additional annual retainer fee of $500 per fund. Each Independent Trustee also receives fees of $75 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee also receives $75 per fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

    The Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those

Independent Trustees who have volunteered to leave the Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, ranging from $2,727 to $5,454 per Trustee, will be paid by the Acquired Fund.

    Scudder Kemper supervises the Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                                                   AGGREGATE        TOTAL COMPENSATION
                                                  COMPENSATION       FROM FUND COMPLEX
TRUSTEE                                        (NUMBER OF SERIES)     PAID TO TRUSTEE
-------                                        ------------------  ---------------------
Henry P. Becton Jr...........................  $18,936 (6 series)   $140,000 (30 funds)

Dawn-Marie Driscoll..........................  $21,154 (6 series)   $150,000 (30 funds)

Peter B. Freeman.............................  $18,746 (6 series)   $179,783 (46 funds)

George M. Lovejoy, Jr........................  $18,821 (6 series)   $153,200 (31 funds)

Wesley W. Marple, Jr.........................  $18,821 (6 series)   $140,000 (30 funds)

Jean C. Tempel...............................  $18,821 (6 series)   $140,000 (30 funds)

  THE BOARD OF TRUSTEES OF SCUDDER STATE TAX FREE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND VOTE
                               FOR EACH NOMINEE.

         PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                  I.  SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

    The Board of the Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for S Class Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the S Class Shares and will hold, immediately after the Reorganization, S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

    Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. Services provided to the shareholders of the Acquiring Fund and the Acquired Fund are identical, except that the Acquired Fund provides checkwriting from shareholder accounts and the Acquiring Fund does not. See "Purchase, Redemption and Exchange Information" below.

BACKGROUND OF THE REORGANIZATION

    The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers have expanded the range of fund offerings that they make available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds as well as increased confusion among investors. The group of no-load funds advised by Scudder Kemper has followed this pattern, increasing from 44 no-load funds in 1990 to 77 no-load funds at present.

    As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

    There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

    As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by a fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

    The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

    Since receiving Scudder Kemper's proposals on October 5, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

    The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

    - LOWER LONG-TERM EXPENSES. Although the Investment Manager has agreed to maintain the Acquired Fund's total annual Fund operating expenses at 0.75% of average daily net assets through July 31, 2000, the Investment Manager is under no obligation to continue subsidizing the Acquired Fund's expenses beyond such date. The Acquired Fund's estimated total annual Fund operating expenses at December 31, 1999 (based on net assets, the number of shareholder accounts and other relevant factors as of that date), without giving effect to any waivers or reimbursements, were 0.80%. It is expected that the total annual Fund operating expenses of the S
      Class Shares following the Reorganization will be 0.74%. Please refer to "Comparison of Expenses" below.

    - GREATER PREDICTABILITY OF EXPENSES. On or prior to the Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and will pay most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

    - INVESTMENT IN A LARGER FUND. Scudder Kemper has advised the Trustees that the Acquired Fund's shareholders will benefit from an investment in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

    - TAX-FREE REORGANIZATION. It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Trustees of the Trust, including the Independent Trustees, have concluded that:

    - the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

    - the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

    ACCORDINGLY, THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

    The investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either
Fund) are similar. Some differences do exist. The investment objective of the Acquiring Fund is to seek income exempt from Massachusetts personal and regular federal income taxes. The investment objective of the Acquired Fund is to seek income that is exempt from Massachusetts personal and regular federal income taxes and is consistent with a high degree of price stability. There can be no assurance that either Fund will achieve its investment objective.

    Both Funds have the same portfolio managers and are managed in a substantially similar manner. For each Fund, the Investment Manager looks for securities that appear to offer the best total return potential, and prefers those that cannot be called in before maturity. In making buy and sell decisions for each Fund, the Investment Manager typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.

    Each Fund invests at least 80% of its net assets in Massachusetts municipal securities and in other securities that are commonly considered to pay income that is free from the taxes mentioned above. The Acquired Fund invests in municipal securities with effective maturities of ten years or less, while the Acquiring Fund may invest in municipal securities of all maturities. The Acquired Fund intends to keep the Fund's duration (a measure of sensitivity to interest rates) between one and five years, while the Acquiring Fund intends to keep its duration similar to that of the Lehman Brothers Municipal Bond Index, which was 7 years as of March 31, 2000. For the twelve months ended March 29, 2000, the Acquired Fund's duration ranged between 6.3 and 7.5 years. By investing in bonds with longer durations, the Acquiring Fund may be able to generate higher returns, but this may also result in somewhat greater volatility in the Fund's net asset value.

    Each Fund can buy many types of municipal securities, including revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). These may also include municipal lease obligations and investments representing an interest in municipal lease obligations. Each Fund normally invests at least 75% of its net assets in municipal securities in the top four grades of credit quality (and, in the case of the Acquired Fund, at least 50% of its total assets in the top three grades). Each Fund may invest up to 25% of its total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Each Fund may invest up to 20% of its net assets in securities whose income is subject to the federal alternative minimum tax.

    The Acquiring Fund's investment restrictions are identical to the Acquired Fund's investment restrictions, as such restrictions are set forth under "Investment Restrictions" in each Fund's statement of additional information. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective statements of additional information of the Funds for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended March 31, 1999 was 10.7%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended October 31, 1998 was 9.1% and for the five months ended March 31, 1999 was 8.4% (annualized).

PERFORMANCE

    The following table shows how each Fund's returns over different periods average out. For context, the table also includes broad-based market indexes (which, unlike the Funds, do not have any fees or expenses). The performances of both Funds and the indexes vary over time. All figures assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDING DECEMBER 31, 1999

                       ACQUIRING   ACQUIRED    ACQUIRING FUND       ACQUIRED FUND
                         FUND        FUND     BENCHMARK INDEX**   BENCHMARK INDEX**
                       ---------   --------   -----------------   -----------------
Past year............   (2.28%)     0.46%           (2.06%)             1.98%
Past 5 years.........    6.69%      4.70%            6.91%              5.17%
Past 10 years........    6.96%       N/A             6.89%               N/A
Since Inception*.....     N/A       4.04%             N/A               4.56%

------------------------

* The inception date for the Acquired Fund is February 15, 1994. Index comparisons began on February 28, 1994.

** The Acquiring Fund's benchmark index is the Lehman Brothers Municipal Bond
   Index, an unmanaged, market value-weighted measure of municipal bonds issued across the United States. The Acquired Fund's benchmark index is the Lehman Brothers Municipal Bond Index (3 year), an unmanaged, market value-weighted measure of the short-term municipal bond market which includes bonds with maturities of two to three years. Index returns are calculated monthly.

    Total return for the Acquiring Fund would have been lower from 1989 through 1996 if the Investment Manager had not maintained expenses during that period. Total return for the Acquired Fund would have been lower during all periods noted in the table above if the Investment Manager had not maintained expenses since inception.

    There may be differences in the Funds' yields. For information regarding each Fund's current 30-day yield, please call (800) 728-3337.

    For management's discussion of the Acquiring Fund's performance for the fiscal year ended March 31, 1999, see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

    Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. For these services, the Acquiring Fund pays the Investment Manager a fee at an annual rate of 0.60% of the first $400 million of average daily net assets and 0.525% of average daily net assets in excess of $400 million. As of March 31, 1999, the Acquiring Fund had total net assets of $420,269,858. For the fiscal year ended March 31, 1999, the Acquiring Fund paid the Investment Manager a fee of 0.60% of average daily net assets.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquired Fund. For these services, the Acquired Fund pays the Investment Manager a fee at an annual rate of 0.60% of average daily net assets. As of March 31, 1999, the Acquired Fund had total net assets of $104,402,151. For the fiscal year ended October 31, 1998 and the five months ended March 31, 1999, the Acquired Fund paid the Investment Manager a fee of 0.51% and 0.46% (annualized), respectively, of average daily net assets. By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at no more than 0.75% of average daily net assets until July 31, 2000.

ADMINISTRATIVE FEE

    On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of this arrangement (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Willkie Farr & Gallagher acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

    Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the S Class Shares, and comparing these with the expenses of the Acquired Fund. AS INDICATED BELOW, IT IS EXPECTED THAT THE TOTAL EXPENSE RATIO OF THE ACQUIRING FUND FOLLOWING THE REORGANIZATION WILL BE LOWER THAN THE CURRENT GROSS EXPENSE RATIO OF THE ACQUIRED FUND (BEFORE GIVING EFFECT TO EXPENSE REIMBURSEMENTS AND WAIVERS). Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 1999 and on a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                    ACQUIRING   ACQUIRED   PRO FORMA
                                                      FUND        FUND     (COMBINED)
                                                    ---------   --------   ----------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............    None        None        None
Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds).......................................    None        None        None
Maximum deferred sales charge (load) imposed on
  reinvested dividends............................    None        None        None
Redemption fee (as a percentage of amount
  redeemed, if applicable)(+).....................    None        None        None

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

                                                                    PRO
                                          ACQUIRING   ACQUIRED     FORMA*
                                          FUND          FUND     (COMBINED)
                                          ----        --------   ----------
Management fees.........................    0.60%      0.60%        0.59%
Distribution and/or service (12b-1)
  fees..................................     None       None         None
Other expenses..........................    0.12%      0.25%        0.15%
Total annual Fund operating expenses....    0.72%      0.85%        0.74%
Expense Reimbursement...................      N/A      0.10%          N/A
Net annual Fund operating expenses......      N/A      0.75%(#)       N/A

------------------------

(+)   There is a $5 wire service fee for receiving redemption proceeds via wire.

(#) By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at no more than 0.75% of average daily net assets until July 31, 2000. There is no guarantee that this expense waiver will continue beyond July 31, 2000.

* Pro Forma expenses reflect the implementation of the Administrative Fee for the Acquiring Fund to be effective upon the Reorganization.

    In evaluating the Reorganization, the Independent Trustees also considered the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated total annual expense ratio of 0.72% for the Acquiring Fund and 0.80% (without reflecting any expense reimbursements) for the Acquired Fund.

EXAMPLES (UNAUDITED)

    Based on the costs above (including one year of capped expenses in each period included in the Acquired Fund column), the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvested all dividends and distributions, and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                          ACQUIRING   ACQUIRED    PRO FORMA
YEAR                                        FUND        FUND     (COMBINED)*
----                                      ---------   --------   -----------
1ST.....................................    $ 74       $   77       $ 76
3RD.....................................    $230       $  261       $237
5TH.....................................    $401       $  462       $411
10TH....................................    $894       $1,040       $918

------------------------

* Pro Forma expenses reflect the implementation of the Administrative Fee for the Acquiring Fund to be effective upon the Reorganization.

FINANCIAL HIGHLIGHTS

    The financial highlights table for the Acquiring Fund, which is intended to help you understand the Acquiring Fund's financial performance for the past five years, is included in the Acquiring Fund's prospectus dated August 1, 1999, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

    The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those of the S Class Shares, except that the Acquired Fund offers shareholders redemption through checkwriting.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each of the Funds intends to declare dividends from its net investment income daily and distribute them monthly. Each Fund intends to distribute net short-term and net long-term capital gains, if any, in November or December of each year. An additional distribution maybe made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

    If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

    As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences" below.

                          II.  PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with interest rates, and risk associated with credit quality. Interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer average durations. Because the Acquiring Fund generally invests in securities with longer maturities and generally has a portfolio with a longer average duration than does the Acquired Fund, interest rate risk will generally be greater for the Acquiring Fund than for the Acquired Fund.

    For a further discussion of the investment techniques and risk factors applicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" herein, and the Prospectuses and Statements of Additional Information for the Funds, which are incorporated by reference herein.

                         III.  THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

    As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the S Class Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Trust.

    Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Trust identical in all material respects to the account currently maintained by the Trust for such shareholder, except as noted above. In the interest of economy and convenience, S Class Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

    Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption requests (including by check) and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of S Class Shares received by the shareholder in connection with the Reorganization.

    The obligations of the Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of the Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

    Scudder Kemper will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $8,904 for the Acquired Fund (approximately $0.0012 per share, based on December 31, 1999 net assets for the Acquired Fund). As investors in the Acquired Fund, Acquired Fund shareholders indirectly bear a portion of these expenses.

BOARD APPROVAL OF THE PROPOSED TRANSACTION

    Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on October 5, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors (see "Synopsis -- Background of the Reorganization" above). This initiative includes four major components:

        (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

        (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

       (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

        (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

    The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the October 5 meeting, the Independent Trustees met in person or by telephone on seven occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

    In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios;
(d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) the prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the

Acquired Fund, the Acquiring Fund and their respective shareholders; and
(i) the investment performance of the Acquired Fund and the Acquiring Fund.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is lower than the current gross expense ratio for the Acquired Fund. The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a larger fund. In this regard, Scudder Kemper advised the Trustees of the Acquired Fund that the Acquired Fund's shareholders will benefit from being in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the ability to spread investment risks among a larger number of portfolio securities.

    The Trustees also requested and considered information provided by Scudder Kemper relating to the risk-return tradeoffs of investing in a fund with a longer average duration (such as the Acquiring Fund) relative to investing in a fund with a shorter average duration (such as the Acquired Fund).

    Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees or directors with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees unanimously agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as trustees or directors of these funds.

    Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    The Acquiring Fund is a series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Trust are authorized to divide the Trust's shares into separate series. The Acquiring Fund is one of six series of the Trust that the Board has created to date. The Trustees of the Trust are also authorized to further divide the shares of the series of the Trust into classes. The Trustees of the Trust have authorized the division of the Acquiring Fund into two classes, S Class and AARP Class. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as S
Class Shares of the Acquiring Fund. If the division does not occur prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution and certain other matters.

    Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Trust, on behalf of each Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the S Class Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;
(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the S Class Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the S Class Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and
(viii) the holding period of S Class Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

    After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

CAPITALIZATION

    The following table shows on an unaudited basis the capitalization of each Fund as of September 30, 1999, and on a pro forma basis as of that date, giving effect to the Reorganization:

                                   ACQUIRING       ACQUIRED       PRO FORMA         PRO FORMA
                                      FUND           FUND        ADJUSTMENTS       COMBINED(1)
                                  ------------   ------------   --------------   ---------------
Net Assets......................  $408,031,891   $ 93,661,275   ($    8,904)(3)  $501,684,262(2)
Net Asset Value Per Share.......  $      13.71   $      11.93                    $      13.71
Shares Outstanding..............    29,770,818      7,852,948    (1,021,995)       36,601,771

------------------------------

(1) Assumes the Reorganization had been consummated on September 30, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee for the Acquiring
    Fund.

(3) Represents one-time proxy, legal accounting and other costs of the Reorganization of $8,904 to be borne by the Acquired Fund.

  THE BOARD OF TRUSTEES OF SCUDDER STATE TAX FREE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND VOTE
                          IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of the Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

  THE BOARD OF TRUSTEES OF SCUDDER STATE TAX FREE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND VOTE
                          IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

    Additional information about the Trust, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Trust can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the statements of additional information for the Trust, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trust and the Funds.

INTERESTS OF CERTAIN PERSONS

    The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis -- Investment Manager; Fees and Expenses" above.

GENERAL

    PROXY SOLICITATION. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the

Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 7,060,306 shares of the Acquired Fund outstanding.

    As of January 31, 2000, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Acquiring Fund. Appendix 2 hereto sets forth the beneficial owners of at least 5% of each Fund's shares, as well as the beneficial owners of at least 5% of the shares of each other series of the Trust. To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially at least 5% of either Fund's outstanding shares or the shares of any other series of the Trust, except as stated in Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $940. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

    SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Acquired Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 /s/ John Millette
                                 John Millette

                                 Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:   Agreement and Plan of Reorganization

EXHIBIT B:   Management's Discussion of Acquiring Fund's
             Performance

APPENDIX 1:  Trustee and Nominee Shareholdings

APPENDIX 2:  Beneficial Owners of Fund Shares

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this   day of        , 2000, by and between Scudder State Tax Free Trust (the
"Trust"), a Massachusetts business trust with its principal place of business at Two International Place, Boston Massachusetts, 02110, on behalf of each of Scudder Massachusetts Tax Free Fund (the "Acquiring Fund") and Scudder Massachusetts Limited Term Tax Free Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). Each of the Acquiring Fund and the Acquired Fund is a separate series of the Trust.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the S Class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume
all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be July 31, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the

Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended March 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since March 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended March 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since March 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

        (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

        (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

        (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 13, 2000.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to
(i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Trust has been duly formed and is an existing business trust;
    (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and
    (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5 The Acquiring Fund shall have entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper") in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Trust has been duly formed and is an existing business trust;
    (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

    7.6 The Acquiring Fund shall have entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940

Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to the Trust, on behalf of each Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction;
(vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Scudder Kemper will pay the Acquiring Fund's allocable share of expenses associated with the Reorganization. The Acquired Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $8,904 for the Acquired Fund (approximately $0.0012 per share, based on December 31, 1999 net assets for the Acquired Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

   12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the

Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Funds personally, but bind only the respective property of the Funds, as provided in the Trust's Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust's Board members, on behalf of each Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds, as provided in the Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         SCUDDER STATE TAX FREE TRUST
                                on behalf of Scudder Massachusetts Limited Term Tax Free Fund
 ----------------------------
          Secretary

                                By:      ---------------------------------

                                Its:     ---------------------------------

Attest:                         SCUDDER STATE TAX FREE TRUST
                                on behalf of Scudder Massachusetts Tax Free
                                Fund
 ----------------------------
          Secretary

                                By:      ---------------------------------

                                Its:     ---------------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO
SCUDDER KEMPER INVESTMENTS, INC.

By:
----------------------------

Its:
----------------------------

                                                                       EXHIBIT B

             MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE

                               Performance Update
                              as of March 31, 1999

                     ---------------------
                     Fund Index Comparison
                     ---------------------
                                            Total Return
                     ---------------------------------------------
                     Period
                     Ended       Growth of                Average
                     3/31/1999   $10,000    Cumulative    Annual
                     ---------------------------------------------
                     Scudder Massachusetts Tax Free Fund
                     ---------------------------------------------
                     1 Year      $ 10,529       5.29%     5.29%
                     5 Year      $ 14,166      41.66%     7.21%
                     10 Year     $ 21,719     117.19%     8.06%
                     ---------------------------------------------
                     Lehman Brothers Municipal Bond Index
                     ---------------------------------------------
                     1 Year      $ 10,620       6.20%     6.20%
                     5 Year      $ 14,440      44.40%     7.62%
                     10 Year     $ 22,083     120.83%     8.24%


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

------------------------------
Growth of a $10,000 Investment
------------------------------

               Scudder Massachusetts        Lehman Brothers Municipal
                    Tax Free Fund                 Bond Index
               ---------------------        -------------------------

           '89           10000                    10000
           '90           11056                    10788
           '91           12075                    11717
           '92           13283                    12943
           '93           14947                    14832
           '94           15293                    15332
           '95           16430                    16462
           '96           17807                    17824
           '97           18779                    18783
           '98           20793                    20628
           '99           22083                    21719

                          Yearly periods ended March 31

     The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year, and ten year periods would have been lower.

                         Portfolio Management Discussion

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels at the close of Scudder Massachusetts Tax Free Fund's most recent fiscal year. During the 12-month period ended March 31, 1999, the Fund returned 5.29%, outpacing the 4.96% average return of Massachusetts tax-exempt funds as tracked by Lipper Analytical Services, Inc. The Fund's total returns over one- three-, five-, and ten-year periods placed it in the top one-third of similar Massachusetts tax-free funds, and the Fund ranks number one in total return compared with its peers for the ten-year period ended March 31, 1999. Please see the accompanying table for additional information concerning the Fund's returns.

--------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund:
Solid Competitive Performance

(Average annual returns for periods ended March 31, 1999)
--------------------------------------------------------------------

                 Scudder
              Massachusetts                      Number
              Tax Free Fund    Lipper           of Funds  Percentile
Period            Return      Average   Rank    Tracked     Rank
--------------------------------------------------------------------

1 Year            5.29%        4.96%      16   of   57      Top 28%
--------------------------------------------------------------------

3 Years           6.81%        6.69%      17   of   52      Top 33%
--------------------------------------------------------------------

5 Years           7.21%        6.80%       6   of   37      Top 16%
--------------------------------------------------------------------

10 Years          8.06%        7.57%       1   of   16      Top 6%
--------------------------------------------------------------------

Source: Lipper Analytical Services, Inc., an independent analyst of investment performance.
Performance includes reinvestment of capital gains, and is no guarantee of future results.

                              Massachusetts Update

Massachusetts continues to benefit from a strong local and national economy. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth's 1998 fiscal-year-end General Fund operating surplus was $2.6 billion, or 21% of revenues. The Commonwealth projects that it will finish its current fiscal year with an operating surplus of more than $300 million.

A strong job market has given rise to the Commonwealth's sound financial position. Job growth in the services sector was the principal factor in bringing Massachusetts' average unemployment rate in 1998 down to 3.3%, from 4.0% in 1997. The Commonwealth's debt level is high, but manageable, given its wealth level. Massachusetts' per capita income in 1997 was $31,524, 23% higher than the national average. The Commonwealth's focus on fiscal improvements has succeeded. Funding for the Central Artery Project remains uncertain, however, and we will continue to monitor this significant credit issue.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation on August 17, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Though presidential impeachment proceedings distracted the financial markets through the fall and beyond, the Federal Reserve's three consecutive interest rate cuts in September, October, and November helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter of 1998. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels. Over the Fund's most recent fiscal year, yields of 30-year Treasury bonds ended slightly lower, beginning the period at 5.84% and ending it at 5.67%. Over the same time frame, yields of 30-year AAA insured municipal bonds declined from 5.10% to 5.05%.

In addition to high tax-free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

THE  PRINTED DOCUMENT CONTAINS A LINE CHART HERE

--------------------------------------------------------------------------------
Municipals Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds compared with prices of 30-year U.S. Treasury Bonds, 3/31/98-3/31/99
--------------------------------------------------------------------------------

CHART DATA:

          30-year U.S. Treasury Bonds          30-year AAA-rated municipal bonds
          ---------------------------          ---------------------------------

        3/31/98       100.00                            100.00
                       98.47                             98.49
        5/31/98       100.14                            100.77
                      103.47                            100.00
        7/31/98       101.57                            100.00
                      107.12                            102.33
        9/30/98       114.87                            105.57
                      111.47                            102.33
       11/30/98       109.83                            102.33
                      111.47                            102.33
        1/31/99       111.14                            103.13
                      103.32                            101.55
        3/31/99       102.11                            100.77

                          Emphasizing High Coupon Bonds

Over the past 12 months, Scudder Massachusetts Tax Free Fund pursued a two-part strategy: First, the Fund emphasized premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. Second, the Fund continues to hold a substantial position in noncallable bonds (41% of assets) to provide a relatively stable income stream along with long-term price appreciation potential. In terms of maturity, we focused on 13- to 15- year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. As of March 31, the Fund's average duration was 6.43 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt issues, including hospital/health, general obligation, and higher education bonds.

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.

Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries. At the same time, we are mindful that the U.S. economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. We will therefore pursue a cautious strategy over the coming months, keeping the Fund's duration at a moderate level in an attempt to limit share price volatility. We plan to focus on 10-15 year premium coupon bonds as the Fund seeks to benefit from the yield and capital appreciation opportunities afforded by the Massachusetts tax-exempt bond market. In addition to a cautious average duration, we will maintain high overall credit quality as we seek double-tax-free income and competitive returns for our shareholders. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon         /s/Rebecca L. Wilson
Philip G. Condon            Rebecca L. Wilson

                                   APPENDIX 1

                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee. Beneficial ownership is based on sole voting and investment power. Unless otherwise noted, each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of the Trust.

                                    SCUDDER
                                 MASSACHUSETTS         SCUDDER                         SCUDDER NEW YORK
                                LIMITED TERM TAX  MASSACHUSETTS TAX  SCUDDER NEW YORK   TAX FREE MONEY   SCUDDER OHIO TAX
                                   FREE FUND          FREE FUND       TAX FREE FUND          FUND           FREE FUND
                                ----------------  -----------------  ----------------  ----------------  ----------------
Henry P. Becton, Jr. (1)......           268                283               200             1,070              169
Linda C. Coughlin (1).........         1,918                  0                 0                 0                0
Dawn-Marie Driscoll (1).......           111                132               104             1,097               88
Edgar R. Fiedler (1)..........             0                  0                 0                 0                0
Peter B. Freeman (1)..........           144                151               197             1,066                0
Keith R. Fox (1)..............             0                  0                 0                 0                0
George M. Lovejoy, Jr. (1)....        19,862             16,927                 0                 0                0
Wesley W. Marple, Jr. (1).....           115             22,135               115                 0                0
Kathryn L. Quirk (2)..........             0                  0                 0            18,276                0
Joan Edelman Spero (2)........             0                  0                95                 0                0
Jean Gleason Stromberg (2)....             0                  0                 0                 0                0
Jean C. Tempel (1)............         1,064                958               544             5,498              456
Steven Zaleznick (3)..........             0                  0                 0                 0                0
All Trustees and Officers as a
  Group.......................        23,482             40,586             1,255            27,007              713

------------------------------
(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

                                   APPENDIX 2
                      BENEFICIAL OWNERSHIP OF FUND SHARES

    As of January 31, 2000, 539,889 shares in the aggregate, or 8.19% of the outstanding shares of SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,383,036 shares in the aggregate, or 5.01% of the outstanding shares of SCUDDER MASSACHUSETTS TAX FREE FUND were held in the nominees of Fiduciary Trust Company, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 918,508 shares in the aggregate, or 5.50% of the outstanding shares of SCUDDER NEW YORK TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 9,525,138 shares in the aggregate, or 12.29% of the outstanding shares of SCUDDER NEW YORK TAX FREE MONEY FUND were held in the name of Edmond Villani, c/o Scudder Kemper Investments, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 917,316 shares in the aggregate, or 13.08% of the outstanding shares of SCUDDER OHIO TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 546,992 shares in the aggregate, or 13.58% of the outstanding shares of SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 2,077,760 shares in the aggregate, or 7.53% of the outstanding shares of SCUDDER MASSACHUSETTS TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 7,413,903 shares in the aggregate, or 9.56% of the outstanding shares of SCUDDER NEW YORK TAX FREE MONEY FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

 For more information, please call Shareholder Communications
 Corporation, your Fund's information agent at 1-800-603-1915.

                                                            SD MA Ltd Term Tx Fr

    This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated August 1, 1999, which was previously filed with the Commission via EDGAR on July 30, 1999 (File No. 2-84021) and is incorporated by reference herein.

                                     PART B
                          SCUDDER STATE TAX FREE TRUST

-------------------------------------------------------------------------------
                      Statement of Additional Information
                                 April 18, 2000

-------------------------------------------------------------------------------

Acquisition of the Assets of                          By and in Exchange for Shares of
Scudder Massachusetts Limited Term Tax Free           Scudder Massachusetts Tax Free Fund (the
Fund (the "Acquired Fund"), a series of Scudder       "Acquiring Fund"), a series of the Trust
State Tax Free Trust (the "Trust")                    Two International Place
Two International Place                               Boston, MA 02110-4103
Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Acquiring Fund's statement of additional information dated August 1, 1999, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on July 30, 1999 (File No. 2-84021) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended March 31, 1999, which was previously filed with the Commission via EDGAR on May 25, 1999 (File No. 811-03749) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated August 1, 1999, which was previously filed with the Commission via EDGAR on July 30, 1999
(File No. 2-84021) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated August 1, 1999, which was previously filed with the Commission via EDGAR on July 30, 1999 (File No. 2-84021) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended March 31, 1999, which was previously filed with the Commission via EDGAR on May 26, 1999 (File No. 811-03749) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus. A
Prospectus/Proxy Statement dated April 18, 2000 relating to the Reorganization may be obtained by writing the Acquired Fund at Two

International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 1999 (UNAUDITED)


SHORT-TERM MUNICIPAL INVESTMENTS- 1.3%

                                                          MA Limited    Pro Forma                                     Pro Forma
                                            MA Tax Free   Term          Combined      MA Tax Free     MA Limited      Combined
                                            Principal     Principal     Principal     Market Value    Term Market     Market
                                            Amount ($)    Amount ($)    Amount ($)    ($)             Value ($)       Value($)
                                            ----------------------------------------------------------------------------------------
MASSACHUSETTS
Boston, MA, Industrial Development
Finance Authority, First                                     180,000       180,000         --          179,141           179,141
Mortgage-Springhouse Inc., 4.500%,
07/01/2000
Massachusetts Health & Educational
Facilities Authority,                       2,000,000                    2,000,000     2,000,000         --            2,000,000
Series B, Daily Demand Note, MBIA
Insured, 3.850%, 7/1/2005
Massachusetts Health & Educational
Facilities Authority,                       1,700,000                    1,700,000     1,700,000         --            1,700,000
Series C, Daily Demand Note, 3.850%,
07/01/2005
Massachusetts State Health and
Educational Facilities                      2,700,000                    2,700,000     2,700,000         --            2,700,000
Authority, Wellesley College, Series G,
Variable Rate, 3.800%, 07/01/2039
Massachusetts Industrial Finance
Agency, Health Care                                           95,000        95,000                      95,000            95,000
Facility Revenue, Beverly Enterprises,
Daily Demand Note, 3.800%, 04/01/2009

                                                                                ----------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS TOTAL                                                6,400,000        274,141         6,674,141
                                                                                ====================================================
SHORT-TERM MUNICIPAL INVESTMENTS (COST OF $6,400,000 $274,819 AND $6,674,819 RESPECTIVELY)

MUNICIPAL INVESTMENTS- 98.7%

Boston, MA, Industrial Development
Finance Authority, First                                    195,000       195,000         --              192,752       192,752
Mortgage-Springhouse, Inc., 4.750%,
07/01/2001
Boston, MA, Industrial Development
Finance Authority, First                                    255,000       255,000         --              250,652       250,652
Mortgage-Springhouse, Inc, 4.875%,
07/01/2002
Boston, MA, Industrial Development
Financing Authority,                        1,020,000                   1,020,000      971,887                          971,887
5.500%, 07/01/2008
Boston, MA, General Obligation,
Series A Prerefunded                        2,320,000                   2,320,000    2,494,139                        2,494,139
07/01/2002, 6.500%, 07/01/2012
Boston, MA, Industrial Development
Authority, Springhouse                      2,000,000                   2,000,000    2,467,840                        2,467,840
Project Prerefunded 07/01/2005, 9.250%,
07/01/2025
Chicopee, MA, Electric System Revenue,
ETM, 7.125%, 1/1/2017                       1,210,000                   1,210,000    1,394,707                        1,394,707
Frontier, MA, Regional School
District General Obligation,                1,500,000                   1,500,000    1,496,865                        1,496,865
Series 1998, 5.500%, 06/15/2014
Haverhill, MA, Unlimited Tax,
General Obligation, Series A                  600,000                     600,000      652,128                          652,128
Prerefunded 06/15/2002, 7.000%,
06/15/2012
Holyoke, MA, General Obligation,
Series 1996A, 6.000%, 6/15/2009             1,560,000                   1,560,000    1,641,728                        1,641,728
Malden, MA, General Obligation,
5.250%, 10/01/2012                          2,370,000                   2,370,000    2,356,752                        2,356,752
Malden, MA, General Obligation,
4.500%, 10/01/2017                          5,135,000                   5,135,000    4,349,345                        4,349,345
Marthas Vineyard, MA, Land Bank
Series 1998, 5.500%, 5/1/2011               1,025,000                   1,025,000    1,048,903                        1,048,903
Mashpee, MA, General Obligation,
5.125%, 02/01/2011                          1,025,000                   1,025,000    1,020,142                        1,020,142
Mashpee, MA, General Obligation,
5.350%, 02/01/2012                          1,525,000                   1,525,000    1,533,296                        1,533,296
Massachusetts Bay Transportation
Authority, General                          1,000,000                   1,000,000    1,033,360                        1,033,360
Transportation System, Series A,
5.500%, 03/01/2009
Massachusetts Bay Transportation
Authority, General                          3,000,000                   3,000,000    3,067,650                        3,067,650
Transportation System, Series A,
5.500%, 03/01/2012
Massachusetts Bay Transportation
Authority, General                          1,250,000                   1,250,000    1,340,313                        1,340,313
Transportation System, Series C,
6.100%, 03/01/2013
Massachusetts Bay Transportation
Authority, Revenue, Series                  2,100,000                   2,100,000    2,236,353                        2,236,353
B, 6.200%, 03/01/2016
Massachusetts Bay Transportation
Authority, Certificate of                   1,000,000                   1,000,000    1,111,380                        1,111,380
Participation, 7.750%, 01/15/2006
Massachusetts College Building
Authority Project, Revenue                  2,690,000                   2,690,000    2,682,683                        2,682,683
Bond, 5.625%, 05/01/2016
Massachusetts Federal Highway Grant,
Revenue Bond, 5.250%, 6/15/2012             2,000,000                   2,000,000    1,987,020                        1,987,020
Massachusetts General Obligation,
Series C, Zero Coupon, 12/1/2004            8,415,000                   8,415,000    6,598,454                        6,598,454
Massachusetts General Obligation,
Series B, 6.500%, 8/1/2008                  5,400,000                   5,400,000    5,946,642                        5,946,642
Massachusetts General Obligation,
Inverse Floating Rate Notes                 5,000,000                   5,000,000    5,764,700                        5,764,700
Series 1996 A, 14.00%, 6/28/2008
Massachusetts General Obligation,
Series B, 5.250%, 5/1/2012                 10,000,000                  10,000,000    9,944,900                        9,944,900
Massachusetts General Obligation,
Consolidated Loan, Series                  12,400,000                  12,400,000   13,574,528                       13,574,528
A, 7.500%, 06/01/2004



                                                          MA Limited    Pro Forma                                     Pro Forma
                                            MA Tax Free   Term          Combined      MA Tax Free     MA Limited      Combined
                                            Principal     Principal     Principal     Market Value    Term Market     Market
                                            Amount ($)    Amount ($)    Amount ($)    ($)             Value ($)       Value($)
                                            ----------------------------------------------------------------------------------------
Massachusetts General Obligation,
Hynes Convention Center,                    2,000,000                   2,000,000    1,583,760                        1,583,760
Zero Coupon, 09/01/2004
Massachusetts General Obligation,
Series A Prerefunded                          330,000                     330,000      351,047                          351,047
06/01/2002, 6.500%, 06/01/2008
Massachusetts Grant Anticipation
Notes, Revenue Bonds,                                      4,000,000    4,000,000        -              4,068,000     4,068,000
5.000%, 12/15/2005
Massachusetts Health & Educational
Facilities Authority,                       1,000,000                   1,000,000    1,070,600                        1,070,600
Northeastern University, Series E,
6.400%, 10/01/2007
Massachusetts Health & Educational
Facilities Authority,                       1,760,000                   1,760,000    1,828,939                        1,828,939
Berkshire Health System, Series D,
5.600%, 10/01/2008
Massachusetts Health & Educational
Facilities Authority,                       5,000,000                   5,000,000    5,368,900                        5,368,900
Medical Academic & Scientific,
Series B, 6.500%, 01/01/2009
Massachusetts Health &
Educational Facilities Authority,           2,880,000                   2,880,000    2,925,619                        2,925,619
Boston College, Series 1993K,
5.250%, 06/01/2009
Massachusetts Health & Educational
Facilities Authority,                       1,000,000                   1,000,000    1,079,690                        1,079,690
Community College Program, Series A
Prerefunded 10/01/2002,
6.500%, 10/01/2009
Massachusetts Health & Educational
Facilities Authority,                       1,180,000                   1,180,000    1,180,448                        1,180,448
Lowell General Hospital, Series
1996B, 5.200%, 06/01/2010
Massachusetts Health & Educational
Facilities Authority,                       2,500,000                   2,500,000    2,656,025                        2,656,025
South Shore Hospital, 6.500%,
07/01/2010
Massachusetts Health & Educational
Facilities Authority,                       1,570,000                   1,570,000    1,608,292                        1,608,292
Southcoast Health System, Series
1998A, 5.500%, 07/01/2010
Massachusetts Health & Educational
Facilities Authority, St. Luke's            3,400,000                   3,400,000    3,540,250                        3,540,250
Hospital New Bedford,
Series C, Yield Curve Notes,
7.220%, 08/15/2010
Massachusetts Health & Educational
Facilities Authority,                       2,005,000                   2,005,000    2,012,759                        2,012,759
Cooley Dickenson Hospital Inc.,
Series B, 5.250%, 11/15/2010
Massachusetts Health & Educational
Facilities Authority,                       1,750,000                   1,750,000    1,701,385                        1,701,385
Hallmark Health System, Series 1997A,
5.000%, 07/01/2011
Massachusetts Health & Educational
Facilities Authority,                       3,600,000                   3,600,000    3,587,220                        3,587,220
Harvard Pilgrim Health, Series 1998A,
5.250%, 07/01/2011
Massachusetts Health & Educational
Facilities Authority,                       3,015,000                   3,015,000    3,128,515                        3,128,515
Newton-Wellesley Hospital, Series E,
5.900%, 07/01/2011
Massachusetts Health & Educational
Facilities Authority,                       1,045,000                   1,045,000    1,070,258                        1,070,258
Suffolk University, Series 1996C,
5.650%, 07/01/2011
Massachusetts Health & Educational
Facilities Authority,                       1,525,000                   1,525,000    1,572,336                        1,572,336
Northeastern University, Series 1998G,
5.500%, 10/01/2011
Massachusetts Health & Educational
Facilities Authority,                       2,000,000                   2,000,000    2,145,180                        2,145,180
Deaconess Hospital, Series B Prerefunded
04/01/2002, 6.625%,
4/1/2012
Massachusetts Health & Educational
Facilities Authority,                       1,480,000                   1,480,000    1,467,731                        1,467,731
Boston College Issue, Series L, 5.250%,
06/01/2012

Massachusetts Health & Educational
Facilities Authority,                       5,000,000                   5,000,000    5,450,350                        5,450,350
Massachusetts General Hospital,
Series F, 6.250%, 07/01/2012
Massachusetts Health & Educational
Facilities Authority,                       3,600,000                   3,600,000    3,839,040                        3,839,040
Medical Center of Central Massachusetts,
Series A, 7.000%,  7/1/2012
Massachusetts Health & Educational
Facilities Authority,                       1,000,000                   1,000,000    1,085,370                        1,085,370
Melrose-Wakefield, Series 1996C
Prerefunded 07/01/2006,
6.000%, 07/01/2012
Massachusetts Health & Educational
Facilities Authority,                       1,000,000                   1,000,000    1,045,700                        1,045,700
Newton-Wellesley Hospital, Series
1997G, 6.000%, 07/01/2012
Massachusetts Health & Educational
Facilities Authority,                       2,000,000                   2,000,000    2,054,720                        2,054,720
Anna Jaques Hospital, Series B,
6.875%, 10/01/2012
Massachusetts Health & Educational
Facilities Authority,                       1,110,000                   1,110,000    1,135,907                        1,135,907
Northeastern University, Series
1998G, 5.500%, 10/01/2012
Massachusetts Health & Educational
Facilities Authority,                         450,000                     450,000      480,920                          480,920
Northeastern University, Series E,
6.500%, 10/01/2012
Massachusetts Health & Educational
Facilities Authority,                       4,575,000                   4,575,000    4,456,645                        4,456,645
Boston Medical Center, Series 1998A,
5.250%, 07/01/2013
Massachusetts Health & Educational
Facilities Authority,                       2,000,000                   2,000,000    1,948,260                        1,948,260
Partners Helathcare System, Series
1997A, 5.250%, 07/01/2013
Massachusetts Health & Educational
Facilities Authority,                       1,750,000                   1,750,000    1,648,150                        1,648,150
Milford-Whitinsville Regional,
Series 1998C, 5.750%, 7/15/2013
Massachusetts Health & Educational
Facilities Authority,                       1,365,000                   1,365,000    1,256,824                        1,256,824
Cape Cod Health Care, Series 1998B,
5.250%, 11/15/2013
Massachusetts Health & Educational
Facilities Authority,                         720,000                     720,000      690,257                          690,257
Boston College Issue, Series L,
5.250%, 06/01/2015
Massachusetts Health & Educational
Facilities Authority,                       1,560,000                   1,560,000    1,584,086                        1,584,086
North Adams, Series C, 6.625%,
07/01/2018
Massachusetts Health & Educational
Facilities Authority,                       1,990,000                   1,990,000    2,179,667                        2,179,667
Cooley Dickson Hospital Inc.
Prerefunded 05/15/2003, 7.125%,
11/15/2018
Massachusetts Housing Finance
Agency, Housing Project                     3,000,000                   3,000,000    3,030,450                        3,030,450
Refunding Revenue, Series B,
6.050%, 12/01/2009
Massachusetts Housing Finance
Agency, Residential                        15,250,000                  15,250,000   16,208,158                       16,208,158
Development, Series C, 6.875%,
11/15/2011


                                                          MA Limited    Pro Forma                                     Pro Forma
                                            MA Tax Free   Term          Combined      MA Tax Free     MA Limited      Combined
                                            Principal     Principal     Principal     Market Value    Term Market     Market
                                            Amount ($)    Amount ($)    Amount ($)    ($)             Value ($)       Value($)
                                            ----------------------------------------------------------------------------------------

Massachusetts Housing Finance
Agency, Housing Project                     7,000,000                   7,000,000    7,266,140                        7,266,140
Refunding Revenue, Series A, 6.300%,
10/01/2013
Massachusetts Housing Finance Agency,
Single-Family Mortgage                      2,135,000                   2,135,000    2,163,673                        2,163,673
Revenue, Series 44, 5.900%, 12/01/2013
Massachusetts Housing Finance Agency,
Housing Project                             3,905,000                   3,905,000    4,048,509                        4,048,509
Revenue, Series A, 6.375%, 04/01/2021
Massachusetts Industrial Finance Agency,
Resource Recovery,                          6,500,000     2,750,000     9,250,000    6,808,880      2,880,680         9,689,560
North Andover Solid Waste, Series A,
6.300%, 07/01/2005
Massachusetts Industrial Finance
Agency, Solid Waste                         2,905,000                   2,905,000    3,061,434                        3,061,434
Disposal, Peabody Monofil Project,
9.000%, 09/01/2005
Massachusetts Industrial Finance
Agency, Nantucket, Series                   1,400,000                   1,400,000    1,455,468                        1,455,468
1996A, 5.750%, 07/01/2008
Massachusetts Industrial Finance
Agency, Provider Lease                      1,035,000                   1,035,000    1,050,804                        1,050,804
Program, Series A-1, 8.400%, 07/15/2008
Massachusetts Industrial Finance Agency,
Pollution Control                           4,750,000                   4,750,000    4,704,495                        4,704,495
Revenue, Eastern Edison Company Project,
5.875%, 08/01/2008
Massachusetts Industrial Finance Agency,
Holy Cross, Series                          1,190,000                   1,190,000    1,206,922                        1,206,922
1996, 5.250%, 03/01/2009
Massachusetts Industrial Finance Agency,
Sturdy Memorial                             1,545,000                   1,545,000    1,580,504                        1,580,504
Hospital, 7.900%, 06/01/2009
Massachusetts Industrial Finance Agency,
Nantucket Electric                          1,400,000                   1,400,000    1,444,520                        1,444,520
Co., Series 1996A,  AMT, 5.750%,
07/01/2009
Massachusetts Industrial Finance Agency,
College of the Holy                         1,000,000                   1,000,000    1,076,650                        1,076,650
Cross, Issue II Prerefunded 11/01/2002,
6.375%, 11/01/2009
Massachusetts Industrial Finance Agency,
Worcester                                   1,645,000                   1,645,000    1,629,932                        1,629,932
Polytechnical Institute, Series 1997,
5.000%, 03/01/2011
Massachusetts Industrial Finance Agency,
Merrimack College,                          1,490,000                   1,490,000    1,460,066                        1,460,066
Series 1997, 5.000%, 07/01/2011
Massachusetts Industrial Finance Agency,
Worcester                                   1,300,000                   1,300,000    1,291,355                        1,291,355
Polytechnical University, Series 1997 II,
5.125%, 09/01/2011
Massachusetts Industrial Finance
Agency, Merrimack College,                  1,560,000                   1,560,000    1,512,670                        1,512,670
Series 1997, 5.000%, 07/01/2012
Massachusetts Industrial Finance Agency,
Dexter School                               1,000,000                   1,000,000      994,240                          994,240
Project Series 1997, 5.400%, 05/01/2013
Massachusetts Industrial Finance Agency,
Dana Hall School                            1,000,000                   1,000,000      998,390                          998,390
Issue, Series 1997A, 5.700%, 07/01/2013
Massachusetts Industrial Finance Agency,
Pollution Control                           2,000,000                   2,000,000    1,954,060                        1,954,060
Revenue, Boston Edison Company, Series A,
5.750%, 02/01/2014
Massachusetts Industrial Finance Agency,
College of the Holy                         5,000,000                   5,000,000    4,920,150                        4,920,150
Cross, Series 1996, 5.500%, 03/01/2016
Massachusetts Industrial Finance Agency,
Worcester                                   2,600,000                   2,600,000    2,436,512                        2,436,512
Polytechnical University, Series
1997 II, 5.125%, 09/01/2016
Massachusetts Industrial Finance Agency,
Nantucket Electric                          2,000,000                   2,000,000    2,001,820                        2,001,820
Co., Series 1996,  AMT , 5.875%,
07/01/2017
Massachusetts Industrial Finance Agency,
Babson College,                             1,700,000                   1,700,000    1,601,825                        1,601,825
Series A, 5.375%, 10/01/2017
Massachusetts Industrial Finance Agency,
Deerfield Academy                           1,520,000                   1,520,000    1,395,162                        1,395,162
Series 1997, 5.125%, 10/01/2017
Massachusetts Industrial Finance Agency,
First Mortgage,                             1,000,000                   1,000,000    1,002,830                        1,002,830
Evanswood Bethzatha, Series A, 7.875%,
01/15/2020
Massachusetts Industrial Finance Agency,
Edgewood Retirement                         1,650,000                   1,650,000    1,912,515                        1,912,515
Community, Series A, 9.000%, 11/15/2025
Massachusetts Industrial Finance Agency,
East Boston                                 2,750,000                   2,750,000    2,609,750                        2,609,750
Neighborhood, Series 1996, 7.625%,
07/01/2026
Massachusetts Industrial Finance Agency,
Assisted Living                             1,000,000                   1,000,000    1,037,380                        1,037,380
Facilities Revenue TNG Marina Bay LLC
Project, Series 1997, 7.500%, 12/01/2027
Massachusetts Industrial Finance Agency,
Massachusetts                               3,650,000                   3,650,000    3,366,505                        3,366,505
Biomedial Research Corp., Series A,
Zero Coupon, 08/01/2001
Massachusetts Industrial Finance Agency,
Massachusetts                               2,860,000                   2,860,000    2,765,019                        2,765,019
Biomedical Research Corp., Series A,
Zero Coupon, 08/01/2000
Massachusetts Industrial Finance Agency,
Massachusetts                               3,650,000                   3,650,000    3,207,401                        3,207,401
Biomedical Research Corp., Series A,
Zero Coupon, 08/01/2002
Massachusetts Industrial Finance
Authority, The Tabor                        1,000,000                   1,000,000      921,420                          921,420
Academy, 5.400%, 12/01/2018
Massachusetts Municipal Wholesale
Electric Company, Power                     2,855,000                   2,855,000    3,039,918                        3,039,918
Supply System Revenue, Series A,
6.750%, 07/01/2006
Massachusetts Municipal Wholesale
Electric Company, Power                     9,000,000                   9,000,000    9,582,930                        9,582,930
Supply System Revenue, Series B, 6.750%,
07/01/2008
Massachusetts Municipal Wholesale
Electric Company, Power                     1,000,000                   1,000,000    1,061,590                        1,061,590
Supply System Revenue, Series C, 6.625%,
07/01/2010
Massachusetts Municipal Wholesale
Electric Company, Power                     3,500,000                   3,500,000    3,748,395                        3,748,395
Supply System Revenue, Series C, 6.625%,
07/01/2010
Massachusetts Port Authority Revenue,
Series 1998A, 5.750%, 7/1/2010              2,000,000                   2,000,000    2,111,500                        2,111,500
Massachusetts Port Authority Revenue,
Series B, AMT, 5.500%, 7/1/2011             8,390,000                   8,390,000    8,491,100                        8,491,100
Massachusetts Port Authority Revenue,
Series 1998A, 5.750%, 7/1/2012              2,350,000                   2,350,000    2,458,006                        2,458,006




                                                          MA Limited    Pro Forma                                     Pro Forma
                                            MA Tax Free   Term          Combined      MA Tax Free     MA Limited      Combined
                                            Principal     Principal     Principal     Market Value    Term Market     Market
                                            Amount ($)    Amount ($)    Amount ($)    ($)             Value ($)       Value($)
                                            ----------------------------------------------------------------------------------------

Massachusetts Port Authority Revenue,
Series B, AMT, 5.500%, 7/1/2012             1,610,000                   1,610,000    1,616,343                        1,616,343
Massachusetts Port Authority Revenue,
Series 1998A, 5.500%, 7/1/2015              2,670,000                   2,670,000    2,639,295                        2,639,295
Massachusetts Port Authority Revenue,
Series 1998A, 5.500%, 7/1/2016              1,650,000                   1,650,000    1,619,756                        1,619,756
Massachusetts Port Authority Revenue,
USAir Private Jet, Series A, 5.750%,        1,000,000                   1,000,000      992,470                          992,470
09/01/2016
Massachusetts Port Authority Revenue,
Tax Exempt Receipts, ETM, Zero Coupon,      1,000,000                   1,000,000    1,137,160                        1,137,160
07/01/2013
Massachusetts Special Obligation,
Series 1996 A, 5.500%, 6/1/2011             5,000,000                   5,000,000    5,103,200                        5,103,200
Massachusetts State, Grant Anticipation
Notes, Series B, 5.125%, 12/15/2014         2,000,000                   2,000,000    1,909,540                        1,909,540
Massachusetts State, Revenue, Federal
Highway, Series A, Zero Coupon,             9,000,000                   9,000,000    3,817,170                        3,817,170
12/15/2014
Massachusetts State Development
Financial Agency, Revenue,                  4,000,000                   4,000,000    3,959,240                        3,959,240
Health Care Facilities, Series A,
7.100%, 07/01/2032
Massachusetts State Grant Anticipation
Revenue Note, Series A, 5.250%,             7,550,000                   7,550,000    7,528,030                        7,528,030
12/15/2012
Massachusetts State Health and
Educational Facilities                      2,755,000                   2,755,000    2,940,797                        2,940,797
Authority, Stonehill College, Series E,
6.550%, 07/01/2012
Massachusetts State Health and
Educational Facilities                      2,245,000                   2,245,000    2,416,383                        2,416,383
Authority, Stonehill College, Series
E Prerefunded 07/01/2002, 6.550%,
07/01/2012
Massachusetts State Health and
Educational Facilities                      2,000,000                   2,000,000    1,970,780                        1,970,780
Authority, Brandeis University,
Series I, 5.250%, 10/01/2013
Massachusetts State Health and
Educational Facilities                      1,000,000                   1,000,000      896,780                          896,780
Authority, Caritas Christi Obligation,
Group A, 5.625%, 7/1/2020
Massachusetts State Industrial Finance
Agency, Belmont Hill                        1,000,000                   1,000,000      943,920                          943,920
School, Series 1998, 5.150%, 09/01/2013
Massachusetts State Industrial Finance
Agency, Belmont,                            1,265,000                   1,265,000    1,221,965                        1,221,965
Series 1998, 5.625%, 09/01/2020
Massachusetts State Industrial Financial
Agency, Concord                             1,205,000                   1,205,000    1,112,878                        1,112,878
Academy Series 1997, 5.450%, 09/01/2017
Massachusetts State Turnpike Authority,
Metropolitan Highway                        2,870,000                   2,870,000    2,851,603                        2,851,603
System, Revenue Bond, Series A, 5.125%,
01/01/2011
Massachusetts State Water Pollution
Abatement Authority,                        3,500,000                   3,500,000    3,449,040                        3,449,040
MWRA Loan Program, Series A, 5.250%,
08/01/2013
Massachusetts State Water Pollution
Abatement Program, Pooled Loan Program,     2,325,000                   2,325,000    2,374,313                        2,374,313
Series 5, 5.500%, 08/01/2012
Massachusetts State Water Pollution
Abatement Program, Pool Loan Program,       2,000,000                   2,000,000    1,956,440                        1,956,440
Series 4, 5.125%, 08/01/2013
Massachusetts State Water Pollution
Abatement Program, Pooled Loan Program,     3,500,000                   3,500,000    3,519,600                        3,519,600
Series 5, 5.500%, 08/01/2014
Massachusetts Turnpike Authority,
Metropolitan Highway                        2,000,000                   2,000,000    1,959,040                        1,959,040
System, Series 1997A, 5.000%, 01/01/2010
Massachusetts Water Pollution Abatement
Trust, Pooled Loan Program, Series 2,       2,820,000                   2,820,000    2,918,164                        2,918,164
5.625%, 02/01/2010
Massachusetts Water Pollution Abatement
Trust, Series 1998 A, 5.250%,               1,000,000                   1,000,000      992,360                          992,360
02/01/2013
Massachusetts Water Pollution Abatement
Trust, Pooled Loan Program,                 1,150,000                   1,150,000    1,164,053                        1,164,053
Series 2, 5.700%, 02/01/2015
Massachusetts Water Resource Authority,
Series B, 6.000%, 11/1/2008                 5,785,000                   5,785,000    6,054,870                        6,054,870
Massachusetts Water Resource Authority,
Series A, 6.500%, 7/15/2009                15,000,000                  15,000,000   16,516,350                       16,516,350
Massachusetts Water Resource Authority,
General Revenue, Series C,                  4,030,000                   4,030,000    3,889,232                        3,889,232
5.250%, 12/01/2015
Massachusetts Water Resource Authority,
Series A, 6.500%, 7/15/2019                 3,000,000                   3,000,000    3,298,050                        3,298,050
Massachusetts Water Resource Authortiy,
General Series 1998A, 5.500%, 08/01/2013    1,445,000                   1,445,000    1,468,712                        1,468,712
Nantucket, MA, General Obligation,
6.800%, 12/01/2011                          1,000,000                   1,000,000    1,071,620                        1,071,620
New England Educational Loan Marketing
Corporation, Massachusetts Student          6,250,000                   6,250,000    6,435,000                        6,435,000
Loan Revenue, 5.700%, 07/01/2005
North Attleboro, MA, General Obligation,
Series 1997, 5.000%, 03/01/2011             1,120,000                   1,120,000    1,098,014                        1,098,014
Norton, MA, General Obligation, Series
1998, 5.000%, 10/1/2012                     2,570,000                   2,570,000    2,491,178                        2,491,178
Puerto Rico Highway and Transportation
Authority, Highway Revenue,                 2,000,000                   2,000,000    2,160,560                        2,160,560
Series 1996 Y, 6.250%, 07/01/2014
Rail Connections, Inc., Route 128
Parking Garage, Series A, 5.400%,           1,000,000                   1,000,000      971,730                          971,730
07/01/2010
Rail Connections, Inc., Route 128
Parking Garage, Series A, 6.000%,             250,000                     250,000      251,965                          251,965
07/01/2012
Rail Connections, Inc., Route 128
Parking Garage, Series A, 6.000%,             250,000                     250,000      249,850                          249,850
07/01/2014




                                                          MA Limited    Pro Forma                                     Pro Forma
                                            MA Tax Free   Term          Combined      MA Tax Free     MA Limited      Combined
                                            Principal     Principal     Principal     Market Value    Term Market     Market
                                            Amount ($)    Amount ($)    Amount ($)    ($)             Value ($)       Value($)
                                            ----------------------------------------------------------------------------------------

Rail Connections, Inc., Route 128
Parking Garage, Series B, 7/1/2015            750,000                     750,000      269,250                          269,250
Rail Connections, Inc., Route 128
Parking Garage, 07/01/2016                  1,025,000                   1,025,000      342,022                          342,022
Somerville, MA, General Obligation,
Series 1997, 5.250%, 2/15/2012              1,180,000                   1,180,000    1,176,743                        1,176,743
Springfield, MA, General Obligation,
5.000%, 09/01/2009                          1,000,000                   1,000,000      994,550                          994,550
Springfield, MA, General Obligation,
Series 1966, 5.300%, 8/1/2011               1,250,000                   1,250,000    1,254,275                        1,254,275
Taunton, MA, General Obligation,
5.125%, 05/01/2012                          1,000,000                   1,000,000      985,830                          985,830
University of Massachusetts, Building
Authority Revenue, Series B, 6.625%,        2,415,000                   2,415,000    2,701,105                        2,701,105
05/01/2009
University of Massachusetts, Building
Authority Revenue, Series B, 6.625%,        2,575,000                   2,575,000    2,898,652                        2,898,652
05/01/2010
University of Massachusetts, Building
Authority Revenue, Series B, 6.750%,        2,745,000                   2,745,000    3,121,916                        3,121,916
05/01/2011
University of Massachusetts, Building
Authority Revenue, Series B, 6.875%,        1,300,000                   1,300,000    1,472,705                        1,472,705
05/01/2014
Worcester, MA, General Obligation,
Prerefunded 5/15/2002, 6.900%,              1,850,000                   1,850,000    2,002,607                        2,002,607
05/15/2005
Worcester, MA, General Obligation,
Prerefunded 5/15/2002, 6.900%,              1,500,000                   1,500,000    1,623,735                        1,623,735
05/15/2006
Worcester, MA, General Obligation,
Series 1998B, 5.250%, 11/1/2011             1,805,000                   1,805,000    1,810,938                        1,810,938
Worcester, MA, General Obligation,
Series 1998B, 5.250%, 11/1/2012             1,830,000                   1,830,000    1,821,344                        1,821,344
Lowell, MA, General Obligation,
6.000%, 12/15/2004                                        2,025,000     2,025,000                   2,158,670         2,158,670
Lowell, MA, General Obligation,
Prerefunded 2/15/01, 8.300%, 2/15/2005                    1,635,000     1,635,000                   1,771,686         1,771,686
Lowell, MA, General Obligation, Series
1992, 6.375%, 8/15/2001                                   1,000,000     1,000,000                   1,036,750         1,036,750
Malden, MA, General Obligation, Series
1997, 5.500%, 8/1/2005                                    1,570,000     1,570,000                   1,636,599         1,636,599
Massachusetts, General Obligation,
Series 1999 C, 5.000%, 9/1/2005                           2,000,000     2,000,000                   2,034,740         2,034,740
Massachusetts General Obligation,
Series A, Prerefunded                                     2,000,000     2,000,000                   2,120,500         2,120,500
8/1/01, 6.500%, 08/01/2011
Massachusetts Bay Transportation
Authority General                                           500,000       500,000                     509,100           509,100
Obligation, Series 1997C, 5.000%,
03/01/2004
Massachusetts Bay Transportation
Authority, General                                        1,250,000     1,250,000                   1,331,325         1,331,325
Transportation System, Series D,
5.750%, 03/01/2014
Massachusetts Educational Loan Authority,
Issue E, Series A,                                          375,000       375,000                     390,120           390,120
6.700%,  AMT, 01/01/2002
Massachusetts General Obligation,
Series A, 5.250%, 2/1/2001                                3,000,000     3,000,000                   3,044,520         3,044,520
Massachusetts Grant Anticipation Notes,
Series A, 5.250%, 06/15/2008                              5,000,000     5,000,000                   5,097,600         5,097,600
Massachusetts Health & Educational
Facilities Authority,                                       500,000       500,000                     501,640           501,640
Medical, Academic & Scientific,
Series A, 5.900%, 01/01/2000
Massachusetts Health & Educational
Facilities Authority,                                       200,000       200,000                     201,518           201,518
Daughters of Charity, Series D, 4.900%,
07/01/2000
Massachusetts Health & Educational
Facilities Authority,                                     1,500,000     1,500,000                   1,515,450         1,515,450
Valley Regional Health System,
Series C, 5.300%, 07/01/2000
Massachusetts Health & Educational
Facilities Authority,                                     1,000,000     1,000,000                   1,015,830         1,015,830
Medical, Academic & Scientific,
Series A, 6.000%, 01/01/2001
Massachusetts Health & Educational
Facilities Authority,                                     1,460,000     1,460,000                   1,502,544         1,502,544
Massachusetts Eye and Ear Infirmary,
Series A, ETM  7.000%, 07/01/01
Massachusetts Health & Educational
Facilities Authority,                                       500,000       500,000                     512,465           512,465
Medical, Academic & Scientific,
Series A, 6.100%, 01/01/2002
Massachusetts Health & Educational
Facilities Authority,                                       500,000       500,000                     521,280           521,280
Central Massachusetts Medical Center,
Series B, 6.000%, 07/01/02
Massachusetts Health & Educational
Facilities Authority,                                     1,350,000     1,350,000                   1,391,148         1,391,148
Berkshire Health System, Series D,
5.300%, 10/01/2003
Massachusetts Health & Educational
Facilities Authority,                                     1,000,000     1,000,000                   1,047,250         1,047,250
Daughters of Charity, Carney Hospital,
Prerefunded 7/1/00, 7.500%, 07/01/2005
Massachusetts Health & Educational
Facilities Authority,                                       520,000       520,000                     525,840           525,840
Boston College Issue, Series 1998L,
5.000%, 06/01/2006
Massachusetts Health & Educational
Facilities Authority                                      1,000,000     1,000,000                   1,025,620         1,025,620
Revenue, Hallmark Health System,
Series 1997A, 5.250%, 07/01/06
Massachusetts Health & Educational
Facilities Authority,                                     1,000,000     1,000,000                     985,650           985,650
Berkshire Health System, Series C,
5.900%, 10/01/2011
Massachusetts Health & Educational
Facilities Authority,                                     1,500,000     1,500,000                   1,599,600         1,599,600
Newton-Wellesley Hospital, Series D,
Prerefunded 7/1/2001, 7.000%, 07/01/2015
Massachusetts Health & Educational
Facilities Authority, St.                                 3,305,000     3,305,000                   3,371,596         3,371,596
Joseph's Hospital, Series C,
Prerefunded 10/1/99, 9.500%,



                                                          MA Limited    Pro Forma                                     Pro Forma
                                            MA Tax Free   Term          Combined      MA Tax Free     MA Limited      Combined
                                            Principal     Principal     Principal     Market Value    Term Market     Market
                                            Amount ($)    Amount ($)    Amount ($)    ($)             Value ($)       Value($)
                                            ----------------------------------------------------------------------------------------


10/01/20
Massachusetts Health & Educational
Facilities Authority,                                     1,695,000     1,695,000                   1,689,627         1,689,627
Fairview Extended Care, Series 1997B,
4.550%, 01/01/2021
Massachusetts Industrial Finance
Agency, Resource Recovery,                                  750,000       750,000                     770,520           770,520
North Andover Solid Waste, Series A,
6.150%, 07/01/2002
Massachusetts Industrial Finance
Agency, Boston Museum of                                  1,000,000     1,000,000                   1,023,880         1,023,880
Fine Arts, Series 1996, 5.125%,
01/01/2004
Massachusetts Industrial Finance
Agency, Worcester                                         1,065,000     1,065,000                   1,098,430         1,098,430
Polytechnic, Series 1997II, 5.250%,
09/01/2004
Massachusetts Industrial Finance
Agency, College of the Holy                               1,000,000     1,000,000                   1,040,480         1,040,480
Cross, Series 1996, 5.500%, 03/01/2006
Massachusetts Industrial Finance
Agency, East Boston                                         770,000       770,000                     731,130           731,130
Neighborhood Project, 7.250%,
07/01/2006
Massachusetts Industrial Finance
Agency, Merrimack College,                                1,055,000     1,055,000                   1,099,553         1,099,553
Series 1997, 5.500%, 07/01/2006
Massachusetts Industrial Finance
Agency, Cape Cod Health                                   2,150,000     2,150,000                   2,299,963         2,299,963
Systems, Series 1990, Prerefunded
11/15/00, 8.500%, 11/15/20
Massachusetts Municipal Wholesale
Electric Company, Power                                     345,000       345,000                     350,589           350,589
Supply System Revenue, Series B,
6.300%, 07/01/2000
Massachusetts Municipal Wholesale
Electric Company, Power                                   1,000,000     1,000,000                   1,030,500         1,030,500
Supply System Revenue, Series B,
6.375%, 07/01/2001
Massachusetts Municipal Wholesale
Electric Company, Power                                   1,720,000     1,720,000                   1,860,146         1,860,146
Supply System Revenue Prerefunded
7/1/2002, 6.750%, 07/01/17
Massachusetts Port Authority Revenue,
Series 1997A, 6.000%, 07/01/04                            1,140,000     1,140,000                   1,210,338         1,210,338
Massachusetts Port Authority Revenue,
Special Facilties -                                         640,000       640,000                     662,278           662,278
USAir Project, Series 1996A, AMT,
5.500%, 09/01/2006
Massachusetts Port Authority Revenue,
Series B, AMT, 5.250%, 07/01/08                           5,000,000     5,000,000                   5,069,650         5,069,650
Massachusetts Special Obligation
Revenue Bonds, Series A, 5.200%,                          1,000,000     1,000,000                   1,027,850         1,027,850
06/01/2004
Massachusetts State Health and
Educational Facilities                                    1,000,000     1,000,000                     995,270           995,270
Authority, Caritas Christi, Group A,
5.250%, 07/01/2004
Massachusetts State Water Pollution
Abatement Program, New                                      450,000       450,000                     438,782           438,782
Bedford Program, Series A, 4.000%,
02/01/2004
Massachusetts Water Pollution
Abatement Trust, Series A,                                1,750,000     1,750,000                   1,847,370         1,847,370
5.600%, 02/01/2010
Massachusetts Water Resource
Authority, Series 1998 A,5.000%,                          1,260,000     1,260,000                   1,285,389         1,285,389
08/01/2004
Massachusetts Water Resource
Authority, Series A,                                      1,000,000     1,000,000                   1,082,280         1,082,280
Prerefunded 7/15/02, 6.750%, 07/15/2012
Massachusetts Water Resource Authority,
Series 1991A, Prerefunded 12/1/2001,                      1,000,000     1,000,000                   1,074,520         1,074,520
6.875%, 12/01/2011
Massachusetts, Special Obligation,
Series 1997A, 5.500%,06/01/06                             1,000,000     1,000,000                   1,041,360         1,041,360
06/01/2005
Nantucket, MA, General Obligation,
Prerefunded 12/1/2001, 6.250%,                              250,000       250,000                     264,208           264,208
12/01/2002
New England Education Loan Marketing
Corp., Massachusetts                                      3,150,000     3,150,000                   3,243,618         3,243,618
Student Loan Revenue Refunding, Issue
A, 5.800%, 03/01/2002
North Attleboro, MA, General Obligation,
Series 1997, 6.000%, 03/01/2007                           1,000,000     1,000,000                   1,070,260         1,070,260
Rail Connections, Inc., Route 128
Parking Garage Project,
Series A, 5.250%, 07/01/2008                              1,205,000     1,205,000                   1,180,912         1,180,912
South Essex, MA, Sewer District,
Series B, Prerefunded                                     1,000,000     1,000,000                   1,110,510         1,110,510
6/1/04, 6.750%, 06/01/2013
Southeastern Masssachusetts University
Building, Series A, 5.500%,                               1,010,000     1,010,000                   1,050,117         1,050,117
05/01/2004
Springfield, MA, General Obligation,
Series 1996, 6.375%, 08/01/03                             2,035,000     2,035,000                   2,169,391         2,169,391
Springfield, MA, Municipal Purpose
Loan, General Obligation, Series 1996,                    1,000,000     1,000,000                   1,081,760         1,081,760
6.250%, 08/01/2006
Worcester, MA, General Obligation,
Revenue Refunding, Series G, 6.000%,                      2,000,000     2,000,000                   2,062,120         2,062,120
07/01/2001
Worcester, MA, General Obligation,
Series A, 5.625%, 04/01/08                                1,000,000     1,000,000                   1,046,380         1,046,380
PUERTO RICO
Puerto Rico Public Building Authority,
6.750%, 07/01/2004                                        2,250,000     2,250,000                   2,479,410         2,479,410
VIRGIN ISLANDS
Virgin Islands Public Finance Authority
Revenue Bonds, Series C, 5.500%,                          2,500,000     2,500,000       -           2,549,175         2,549,175
10/01/2004
                                                                           ----------------------------------------------------
MUNICIPAL INVESTMENTS TOTAL                                                        401,512,736     92,278,891       493,791,627
                                                                           ====================================================
MUNICIPAL INVESTMENTS (COST OF $392,358,634 $91,976,695 AND $484,335,329 RESPECTIVELY)

                                                                           ----------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100%                                                  407,912,736     92,553,032       500,465,768
                                                                           ====================================================
TOTAL INVESTMENT PORTFOLIO - (TOTAL COST OF $398,758,634 $92,251,514 AND $491,010,148 RESPECTIVELY)

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                      AS OF SEPTEMBER 30, 1999 (UNAUDITED)

                                              SCUDDER                 SCUDDER
                                           MASSACHUSETTS           MASSACHUSETTS             PRO FORMA               PRO FORMA
                                              TAX FREE             LIMITED TERM             ADJUSTMENTS              COMBINED
                                        ---------------------   --------------------     -------------------     ------------------
Investments, at value                          $ 407,912,736           $ 92,553,032                                   $500,465,768
Cash                                                 438,058                 16,369                                        454,427
Other assets less liabilities                       (318,903)             1,091,874                $ (8,904)(2)            764,067
                                        ---------------------   --------------------     -------------------     ------------------
Net assets                                     $ 408,031,891           $ 93,661,275                $ (8,904)          $501,684,262
                                        =====================   ====================     ===================     ==================
Shares outstanding                                29,770,818              7,852,948              (1,021,995)            36,601,771
Net asset value per share                      $       13.71           $      11.93                                   $      13.71

              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
        FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                                SCUDDER             SCUDDER
                                                             MASSACHUSETTS       MASSACHUSETTS       PRO FORMA        PRO FORMA
                                                               TAX FREE           LIMITED TERM      ADJUSTMENTS       COMBINED
                                                          --------------------------------------------------------------------------
Investment Income:
  Interest income                                            $ 22,579,338        4,541,858        $         --       $ 27,121,196
                                                          ------------------------------------------------------------------------
            Total Investment Income                            22,579,338        4,541,858                             27,121,196
  Expenses
     Management fees                                            2,459,371          589,422          (70,526)(3)         2,978,267
     Trustees Fees                                                 24,429           30,937          (30,937)(4)            24,429
     All other expenses                                           481,665          214,081           67,914 (5)           763,660
                                                          ------------------------------------------------------------------------
  Total expenses before reductions                              2,965,465          834,440          (33,549)            3,766,356
  Expense reductions                                                   --          (97,666)          97,666 (6)                --
                                                          ------------------------------------------------------------------------
  Expenses, net                                                 2,965,465          736,774           64,117             3,766,356
                                                          ------------------------------------------------------------------------
Net investment income (loss)                                   19,613,873        3,805,084          (64,117)           23,354,840
                                                          ------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                    (1,095,146)        (114,116)              --            (1,209,262)

  Net unrealized appreciation (depreciation)
     of investments                                           (24,861,750)      (2,794,824)              --           (27,656,574)
                                                          ------------------------------------------------------------------------

Net increase (decrease) in net assets from operations        $ (6,343,023)       $ 896,144        $ (64,117)         $ (5,510,996)
                                                          ========================================================================


         NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                            (UNAUDITED)
                        SEPTEMBER 30, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 1999 for Scudder Massachusetts Tax Free Fund and Scudder Massachusetts Limited Term Tax Free Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $8,904 to be borne by the Acquired Fund.

3. Represents reduction in management fees resulting from the application of Scudder Massachusetts Tax Free Fund's lower management fee.

4.  Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

6.  Represents the elimination of expense reimbursements.